                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

   Pre-Effective Amendment No. ....                           [ ]

   Post-Effective Amendment No. ....                          [ ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940                                                          [ ]

   Amendment No. ....                                         [ ]

                        (Check appropriate box or boxes.)

                             THE VANTAGEPOINT FUNDS

               (Exact Name of Registrant as Specified in Charter)

   777 North Capitol Street, NE, Ste. 600
   Washington, DC 20002-4240

               (Address of Principal Executive Offices)(Zip Code)

        Registrant's Telephone Number, including Area Code -(202)962-4621



                     (Name and Address of Agent for Service)

                          Paul F. Gallagner, Secretary
                     777 North Capitol Street, NE, Ste. 600
                             Washington, DC  20002

Approximate Date of Proposed Public Offering -- as soon as possible after this registration statement becomes effective.

                             PRELIMINARY PROSPECTUS
              ----------------------------------------------------

                                AUGUST 6, 1998

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
                             THE VANTAGEPOINT FUNDS

                                           , 1999

The Vantagepoint Funds is a no-load diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company offering thirteen distinct investment portfolios (the "Funds"), each Fund having different investment objectives. The Index Funds offer two classes of shares, Class I and Class II. The other Funds offer a single class of shares. The investment adviser to the Vantagepoint Funds is Vantagepoint Investment Advisers, Inc. ("VIA").

This prospectus gives you information about the Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

Additional information about the Vantagepoint Funds can be obtained without charge by calling the Funds at 1-800-####.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            VANTAGEPOINT FUNDS LOGO
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TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY                                      1
  The Funds                                  1

FEE TABLES                                   3

INVESTMENT POLICIES, INVESTMENT
  OBJECTIVES, PRINCIPAL INVESTMENT
  STRATEGIES AND RELATED RISKS               6
  Investment Policies                        6
  Investment Objectives of the Funds         6

RISKS OF INVESTING IN THE FUNDS             11
  Investment Limitations                    12

MANAGEMENT OF THE FUND                      12
  Directors and Officers                    13
SHAREHOLDER INFORMATION                     14
  Share Accounting for All Funds            14
  Valuation of Funds                        14
  Reinvestment of Earnings                  14
  Pricing and Timing of Transactions        14
  Reporting to Investors                    15

PURCHASES AND REDEMPTIONS                   15
  Purchases                                 15
  Purchases by Employee Benefit Plans       15
  Exchanges and Allocations Among
    Funds                                   16
  Exchanges by Telephone                    16
  VantageLine                               16
  VantageLink                               16
  Purchases by IRA Investors                17

TAXATION                                    17

YEAR 2000 COMPLIANCE                        18

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SUMMARY
--------------------------------------------------------------------------------

The Funds are managed by their investment adviser, Vantagepoint Investment Advisers, Inc. ("VIA"), which in turn selects and monitors subadvisers engaged by VIA. The subadvisers are directly responsible for security selection and day-to-day management of the assets entrusted to them. VIA has discretion, subject to oversight of the Board of Directors of the Vantagepoint Funds and other applicable legal requirements, to add, replace, or remove subadvisers.

A summary of the investment objectives, principal investment strategies (including the types of securities held in each Fund) and principal risks of investing in the Funds is set forth below.

Please refer to the discussion under the heading "Shareholder Information" for an explanation of how shares may be purchased, exchanged, or redeemed. An investment in mutual funds is subject to fluctuations in market value, and loss of the principal amount invested is possible.

THE FUNDS
--------------------------------------------------------------------------------

Aggressive Opportunities Fund--primary investment objective is to offer high long-term capital growth by using a variety of investment approaches and techniques. The Fund's portfolio consists primarily of stocks of small- to medium-capitalization growth companies.

The returns on stocks of small- to mid-capitalization companies tend to be more volatile than the returns on stocks of larger-capitalization companies, and you should consider the Fund as a long-term investment vehicle.

The Aggressive Opportunities Fund may be appropriate if you have the financial ability and risk tolerance to accept significant risk and volatility. You should not consider the Fund as a complete investment program.

International Fund--primary investment objective is to offer diversification and long-term capital growth by investing in the stocks of companies doing business primarily outside the United States. Investment opportunities are sought in established foreign markets, and to a lesser extent, in less developed emerging markets.

Investment in foreign securities entails exposure to the volatility of returns associated with common stocks as well as the substantial risks associated with less-developed markets and foreign currencies. The
International Fund might provide a complementary portion of an overall portfolio that consists mainly of domestic stocks and bonds. You should not consider the International Fund as a complete investment program.

Growth Stock Fund--primary investment objective is to offer long-term capital growth by investing in companies with above-average potential for growth of earnings. Investments may include stocks of companies of all capitalization sizes, with greater emphasis on medium- to large-capitalization growth stocks.

The Growth Stock Fund is intended as a long-term investment and it will experience volatility of returns over shorter time periods.

Growth & Income Fund--attempts to achieve a combination of growth and an income yield greater than total returns available in the broad stock market by investment in dividend-paying stocks and sometimes bonds. Investments may include both foreign and domestic securities, emphasizing those that pay current dividends and offer the potential for earnings growth.

Investment in the Fund entails all of the stock market risks described in this prospectus for this and the other Funds.

Equity Income Fund--primary investment objective is to offer consistency of growth through a comparatively high level of dividend income plus the potential for moderate share price increases.

While investment in the Equity Income Fund involves risk, the Fund's emphasis on income should result in less volatility and risk than is associated with other types of common stock funds.

Asset Allocation Fund--primary investment objective is to offer long-term growth by investing in a portfolio actively allocated among common stocks and index futures contracts, long-term investment grade corporate bonds, and cash equivalents.

Because this Fund can and may have a large percentage of its portfolio invested in an index consisting of common stocks, it should be considered a long-term investment vehicle with the potential for sudden, sometimes substantial declines in market value over the shorter term.

U.S. Treasury Securities Fund--primary investment objective is to offer coupon income and capital growth obtainable from management of intermediate-term U.S. Treasury securities and certain U.S. Government and Agency securities.

As with any bond fund, the market prices of the securities held in the portfolio fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates, and the greater the duration of the bond, the greater the resulting change in value. The U.S. Treasury Securities Fund will experience the volatility of an intermediate-duration fixed income fund.

Money Market Fund--seeks to obtain the maximum current income, consistent with the preservation of capital and liquidity, that is available through investments in specified money market instruments.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Overseas Equity Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index.

Please refer to the above discussion of risk in the International Fund.

Mid/Small Company Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Wilshire 4500 Index.

The returns on stocks of mid- to small-capitalization companies tend to be more volatile than the returns on stocks of larger-capitalization companies, and you should consider the Fund as a long-term investment vehicle.

Broad Market Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Wilshire 5000 Index.

You should consider the Broad Market Index Fund as a long-term investment due to the expected volatility of returns on common stocks over short time periods.

500 Stock Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Standard and Poor's (S&P) 500 Index.

Due to the expected volatility of returns on common stocks over short time periods, you should consider this Fund to be a long-term investment.

Core Bond Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Lehman Brothers Aggregate Bond Index.

As with any bond fund, the market prices of the securities held in the portfolio will fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates, and the greater the duration of the bond, the greater the resulting change in value. The Fund should experience the volatility characteristic of an intermediate-duration fixed income fund.

FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

The purpose of the following tables is to assist you in understanding the various costs that you, as a shareholder, will bear directly or indirectly in connection with an investment in one or more of the Vantagepoint Funds.

As you can see in the following table, you do not pay fees of any kind when you buy, sell, or exchange your shares.

SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  PURCHASES                              NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD)     NONE
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
  REINVESTED DIVIDENDS (AND OTHER
  DISTRIBUTIONS)                         NONE
REDEMPTION FEE                           NONE
EXCHANGE FEE                             NONE

The next table shows the annual operating expenses you would pay as a shareholder in the Funds. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and their effect is factored into any quoted share price or investment return.

                         ANNUAL FUND OPERATING EXPENSES

                                     Advisory   Subadviser     Other      Total
               Funds                   Fee       Expense     Expenses+   Expenses
               -----                 --------   ----------   ---------   --------
AGGRESSIVE OPPORTUNITIES              0.10%       0.76%        0.40%      1.26%
INTERNATIONAL                         0.10%       0.56%        0.54%      1.20%
GROWTH STOCK                          0.10%       0.31%        0.39%      0.80%
GROWTH & INCOME                       0.10%       0.49%        0.44%      1.03%
EQUITY INCOME                         0.10%       0.18%        0.38%      0.66%
ASSET ALLOCATION                      0.10%       0.26%        0.39%      0.75%
U.S. TREASURY SECURITIES              0.10%       0.14%        0.40%      0.64%
MONEY MARKET                          0.10%       0.08%        0.41%      0.59%*

Overseas Equity Index
CLASS I                               0.05%       0.40%++      0.36%      0.81%
CLASS II**                            0.05%       0.40%++      0.16%      0.61%

Mid/Small Co. Index
CLASS I                               0.05%       0.10%++      0.36%      0.51%
CLASS II**                            0.05%       0.10%++      0.16%      0.31%

Broad Market Index
CLASS I                               0.05%       0.08%++      0.32%      0.45%
CLASS II**                            0.05%       0.08%++      0.12%      0.25%

500 Stock Index
CLASS I                               0.05%       0.05%++      0.35%      0.45%
CLASS II**                            0.05%       0.05%++      0.15%      0.25%

Core Bond Index
CLASS I                               0.05%       0.08%++      0.32%      0.45%
CLASS II**                            0.05%       0.08%++      0.12%      0.25%

 + Amounts shown are based on estimated amounts for the Fund's first full fiscal year, and include the Investor services fee, the Fund services fee, and Fund operating expenses.
 ++ Includes subadviser fees and other expenses incurred at the "master" fund level as a result of the Index Funds being "feeder" funds investing in "master" funds managed by the subadviser.
 * For the Money Market Fund, management has agreed, for a period of two years from the effective date of registration, to waive any fees that would result in total Fund expenses in excess of an annual amount of 0.55%.
** Amounts shown are equivalent to the total expenses that will be paid by Class
   II shareholders.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 dollars for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           Funds                              1 yr                   3 yrs
                           -----                              ----                   -----
AGGRESSIVE OPPORTUNITIES                                      $129                   $402
INTERNATIONAL                                                 $123                   $383
GROWTH STOCK                                                  $ 82                   $256
GROWTH & INCOME                                               $106                   $329
EQUITY INCOME                                                 $ 68                   $212
ASSET ALLOCATION                                              $ 77                   $241
U.S. TREASURY SECURITIES                                      $ 66                   $205
MONEY MARKET                                                  $ 60                   $190

Overseas Equity Index++
CLASS I                                                       $ 83                   $260
CLASS II                                                      $ 63                   $196

Mid/Small Co. Index++
CLASS I                                                       $ 52                   $164
CLASS II                                                      $ 32                   $100

Broad Market Index++
CLASS I                                                       $ 46                   $145
CLASS II                                                      $ 26                   $ 81

500 Stock Index++
CLASS I                                                       $ 46                   $145
CLASS II                                                      $ 26                   $ 81

Core Bond Index++
CLASS I                                                       $ 46                   $145
CLASS II                                                      $ 26                   $ 81

++ Includes subadviser fees and other expenses incurred at the "master" fund level as a result of the Index Funds being "feeder" funds investing in "master" funds managed by the subadviser.

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. For more information, please refer to its program materials for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

INVESTMENT POLICIES,
INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS
--------------------------------------------------------------------------------

The Funds are managed by their investment adviser, Vantagepoint Investment Advisers, Inc. ("VIA"), which in turn selects and monitors subadvisers engaged by VIA. The subadvisers are directly responsible for security selection and day-to-day management of the assets entrusted to them. The Funds intend to seek authority from the U.S. Securities and Exchange Commission (SEC) to allow VIA in its discretion, subject to approval of the Board of Directors of the Vantagepoint Funds, to add, replace, or remove subadvisers.

INVESTMENT POLICIES
----------------------------------------------------

The Funds have adopted certain investment policies and guidelines. Those designated as "fundamental" in this prospectus or in the Statement of Additional Information cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

INVESTMENT OBJECTIVES
OF THE FUNDS
----------------------------------------------------

Aggressive Opportunities Fund--primary investment objective is to offer high long-term capital growth by using a variety of comparatively aggressive investment approaches and techniques. It can be expected that the Fund's portfolio will consist primarily of the stocks of small- to medium-capitalization domestic and foreign companies. Dividend and interest income, if any, is secondary and incidental to the Fund's primary objective of long-term growth of capital.

The Aggressive Opportunities Fund is managed on a day-to-day basis by multiple subadvisers.

First Pacific Advisers, invests the Fund's assets primarily in securities of companies the subadviser believes to be undervalued. Investments tend to be concentrated in a limited number of securities and in industries out-of-favor in the current market.

Massachusetts Financial Services invests the Fund's assets primarily in securities of emerging growth companies, many of which are at an early stage in their development, that the subadviser believes have the potential to become major enterprises. The subadviser selects companies it expects to show earnings growth over time well above the growth rate of the overall economy and the rate of inflation.

TCW Funds Management, Inc., invests the Fund's assets primarily in companies expected to exhibit high earning growth, and employs techniques such as quantitative screening, research evaluation, and direct company contact.

Due to the nature of the Fund's portfolio securities and the policy of the Fund to accept opportunistic risk to enhance returns through techniques such as short sales, investing in options and warrants, investing in bonds that are below investment grade, and borrowing, the Fund can be expected to exhibit significant price volatility over the short term.

International Fund--primary investment objective is to offer diversification and long-term capital growth by investing in the stocks of companies doing business primarily outside the United States. The Fund may invest in securities of companies doing business in any developed foreign country, including those in Europe, the Far East, and the Pacific Rim. The Fund may also invest, to a lesser extent, in less developed emerging markets in Asia, Europe, Latin America, and Africa.

The International Fund is normally invested primarily in a variety of stocks and secondarily in bonds. Investment may be made in companies of all capitalization sizes and in a wide variety of industries as well as in stock index contracts.

The Fund is managed by multiple subadvisers. Templeton Global Advisers, Ltd., attempts to identify undervalued securities relative to underlying value and potential earnings, using techniques such as earnings-per-share growth potential, profit margins, revenues and financing requirements.

Rowe Price-Fleming International, Inc., emphasizes the stocks of companies with above-average market earnings growth potential at a reasonable price.

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. Foreign securities entail additional risk of loss due to political, economic, legal, regulatory, operational and currency conversion factors. These risks are even greater in emerging markets than in developed foreign markets.

Growth Stock Fund--primary investment objective is to offer long-term capital growth by investing in the common stock of a variety of companies with prospects for above-average growth in earnings, with emphasis on mid- capitalization growth stocks of seasoned firms. The Fund may also include large-capitalization stocks. The portfolio is expected to experience higher than average turnover, which may result in increased brokerage commissions. Dividend income is incidental to the overall objective of long-term capital growth.

The Growth Stock Fund invests in a variety of common stocks selected for prospects of above-average growth in corporate earnings per share. The portfolio is diversified by industry and market capitalization and experiences higher-than-average portfolio turnover, which may result in increased brokerage commissions. Investments may include larger, seasoned firms and also small- to medium-size companies.

The Fund is managed on a day-to-day basis by multiple subadvisers.

Cadence Capital Management invests the Fund's assets in medium- to large-capitalization stocks and seeks growth at a reasonable price. This subadviser selects stocks of companies with long-term growth characteristics selling at reasonable valuations in relation to the fundamental prospects of the underlying companies.

William Blair & Company, LLC invests the Fund's assets in medium capitalization stocks and seeks to invest in durable companies exhibiting strong business leadership, quality products and services, solid financial prospects, and strong management.

Neuberger & Berman, LLC invests the Fund's assets in medium capitalization stocks of companies that appear to offer high long-term earnings-per-share growth at a reasonable price relative to their growth rates.

Barclays Global Fund Advisers seeks to replicate the performance and portfolio characteristics of the S&P BARRA MidCap 400 Growth Index, which consists of 400 domestic stocks traded on certain U.S. stock exchanges. The index is designed to measure the performance of the middle capitalization sector of the U.S. equities market.

Fidelity Management Trust Company, manages two separate accounts for the Fund. The Small Company Growth account attempts to achieve growth in capital by investing in the equity securities of smaller companies having valuations close to or below market. The Aggressive Equity account invests in the stocks of well-established, well-managed companies whose earnings benefit from emerging trends that are identified by the subadviser.

The Growth Stock Fund can be expected to have significantly greater volatility than the stock market (as measured by the S&P 500 Index) over any selected time period.

Growth and Income Fund--attempts to achieve its objective of long-term capital apprecia-tion and current income by investing primarily in common stocks. The Fund may also invest in other equity securities including, but not limited to, convertible securities.

The investment approach is to focus on companies whose stocks offer good potential for price appreciation because of undervaluation, earnings growth or both, with an emphasis on those which may also provide current dividend income.

The Fund is managed by multiple subadvisers. Capital Guardian attempts to meet the Fund's objectives using an approach combining both value and growth orientations.

Putnam Investments seeks the potential returns from growth stocks but with reduced volatility through the use of risk control techniques, such as avoiding over-concentration in certain industries and other high risk exposures.

The Fund can be expected to exhibit the risk characteristics of a common stock portfolio.

Equity Income Fund--primary investment objective is to offer long term stable growth of capital through a comparatively high level of dividend income plus the potential for moderate share price increases.

The investment approach of the Equity Income Fund is to focus on established companies that pay dividends at higher-than-average relative yields, which may be indicative of attractive valuations and lead to investments which may also be undervalued in relation to earnings. The Fund may be diversified across all sizes of companies but will be more concentrated in large-capitalization companies, since those companies tend to have the most stable long-term earnings and dividend-paying records. As a result of the income focus, certain industry sectors and/or specific industries tend to be emphasized.

The Fund is managed by multiple subadvisers. Crawford Investment Counsel, Inc., seeks consistent dividend growth by investing in the securities of companies that consistently raised their dividends every year for the past 10 years.

Newell Associates, seeks to produce high current income. It invests in large, well-established dividend-paying corporations with a current yield at least 25% higher than the Standard & Poor's Industrials.

Due to the Fund's emphasis on large-capitalization, dividend-paying companies, the Fund's risk level is expected to be equal to, or lower than, the S&P 500 Index.

Asset Allocation Fund--primary investment objective is to offer long-term growth by investing in a portfolio actively allocated among common stocks and index futures contracts of a particular index, long-term investment grade bonds, and cash.

The Fund seeks long-term growth by varying its overall exposure to common stocks, bonds, and cash equivalents in accordance with systematic efforts to predict which of those asset classes are most attractive at a given time. The investment objective is to maximize growth of principal and income with less investment risk than a portfolio consisting entirely of common stocks.

The Asset Allocation Fund invests as follows: a portfolio of stocks and index futures contracts selected and passively managed to parallel the investment performance of the S&P 500 Index; bonds with maturities generally in excess of 20 years; and cash reserves. The Fund may invest in S&P 500 Index futures and bond futures contracts to alter the percentage exposure to asset classes. Futures contracts are not used to obtain market leverage, but instead to reproduce representative returns for S&P 500 Index stocks and long-term investment grade bonds. Active management of the Fund by its subadvisers consists of rebalancing the percentage mix among stocks, bonds, and cash equivalents based upon analysis of changes in financial market conditions. The frequency and magnitude of changes in the proportional mix will vary with each subadviser's assessment of market conditions.

The Fund is managed by multiple subadvisers who are responsible for portfolio security selection. AVATAR Associates actively allocates assets between stocks and cash. At any given time, all or none of the assets may be allocated to either stocks or cash, though shifts more typically occur in varied increments.

Mellon Capital Management actively allocates assets among common stocks, long-term, investment grade bonds and cash. Changes to the asset allocation are normally implemented in small increments on a gradual basis.

Wilshire Asset Management does not allocate among asset classes but instead manages the equity portion of the Fund utilized in the other managers' strategies. The subadviser fully replicates all securities represented in the S&P 500 Index within acceptably small period-to-period variances, both positive and negative.

Since one of the subadvisers does not invest in bonds, the Fund's structure is biased to take advantage of the long-term return potential of stocks. As a result, the Fund may exhibit a level of price volatility and risk of loss more consistent with a common stock portfolio than with a balanced portfolio, especially over the shorter term.

U.S. Treasury Securities Fund--primary investment objective is to offer coupon income and capital growth obtainable from active management of intermediate-term U.S. Treasury securities and certain U.S. Government and Agency securities.

The Fund is designed to offer a rate of return equivalent to intermediate-term Treasury securities, while minimizing the possibility of default. Returns will reflect both interest income and market price changes in the bonds held by the Fund.

The U.S. Treasury Securities Fund invests primarily in intermediate-term U.S. Treasury securities. In addition, the subadviser is authorized to invest up to 35 percent of the Fund in U.S. Government Agency pass-through mortgage-backed securities. The Fund may also invest in U.S. Treasury note and bond futures to adjust duration exposure in response to anticipated interest rate movements. The combination of fixed-income securities and futures maintains fixed-income exposure comparable to that of a fully invested portfolio position.

The Fund's subadviser, Seix Investment Advisers, Inc., seeks to offer more return than is available in a passively managed intermediate-term U.S. Treasury index by identifying undervalued U.S. Treasury securities, and by allocating assets to, and selecting securities in, the mortgage-backed sector.

The Fund should experience the volatility characteristics of an intermediate-duration bond fund.

Money Market Fund--primary investment objective is to obtain the maximum current income, consistent with preservation of capital and liquidity, that is available through investments in specified money market instruments. The Fund seeks to maintain a constant net asset value per share of $1.00. However there is no guarantee that it will be able to do so. The Fund will meet the diversification and quality provisions of Rule 2a-7 under the 1940 Act.

The Fund seeks to obtain its investment objective by investing substantially all of its assets in a registered money market mutual fund, the AIM Liquid Assets Fund, whose investment adviser is AIM Advisers, Inc. The underlying portfolio of the AIM Liquid Assets Fund consists of certificates of deposit of major U.S. banks, prime commercial paper, high quality short-term corporate obligations, and short-term U.S. government and agency securities. The Fund has an average maturity of less than 90 days.

THE INDEX FUNDS

The five Funds described below follow an indexed or "passively managed" approach to investing. This means that the Funds' subadviser creates a mix of securities designed to match the performance of a specified benchmark, such as the S&P 500 Index.

In order to take advantage of the economies of scale offered by a larger fund, each Index Fund is structured as a "feeder" fund. A "feeder" fund seeks to achieve its investment objective by invest-ing all its net assets in a single "master" fund managed by the subadviser. The master fund invests in securities in accordance with investment objectives, policies, and limitations that are identical to those of the applicable Index Fund. In other words, each Index Fund "feeds" shareholder investments into its corresponding portfolio, the "master" fund.

With the exception of the Overseas Equity Index Fund, the subadviser for each Index Fund is Barclay's Global Fund Advisers, which focuses at the "master" fund level on quantitative, structured and passive management. The subadviser for the Overseas Equity Index Fund is Bankers Trust.

Unlike an actively managed portfolio, an index fund does not rely on the portfolio manager's ability to predict the performance of individual securities. An index fund simply attempts to match the performance of the benchmark.

Index funds offer relative performance predictability in that the investment performance of the fund parallels that of the index. Additionally, index funds tend to have lower operating expenses than actively managed funds.

Each Index Fund reserves the right to change the "master" fund in which it invests, and a Fund may do so when the Board of Directors believes it is in the best interests of the Fund's shareholders.

The Index Funds offer two classes of shares, Class I and Class II. Information on your eligibility to invest in a particular class can be found under the heading "Shareholder Information: Purchases".

The five Index Funds and their respective investment objectives and risks are:

The Overseas Equity Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Morgan Stanley Capital International Europe Australia and Far East (EAFE) Index.

The Fund is exposed to the risks of investing in common stocks as well as the additional risks of investing in foreign securities, which can be affected by currency, political, legal, regulatory and operational factors.

Mid/Small Company Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Wilshire 4500 Index.

Due to the breadth of the Fund's index, the Fund has a risk factor somewhat higher than indexes such as the S&P 500. The Wilshire 4500 includes smaller-capitalization companies whose stocks tend to have more price volatility than larger companies.

Broad Market Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Wilshire 5000 Index.

The Fund is exposed to the risks of the overall stock market, and the Index includes companies of all capitalization sizes.

500 Stock Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Standard and Poor's (S&P) 500 Index.

The Fund has risk characteristics generally associated with large-capitalization common stocks.

Core Bond Index Fund--seeks to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Lehman Brothers Aggregate Bond Index.

As with any bond fund, the market price of portfolio securities will generally move in a direction opposite to interest rates. The Fund should experience the volatility characteristic of an intermediate-duration fixed income fund.

RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The following is a description of the risks that you will face as an investor in the Funds. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

Each of the Funds is exposed to one or more of the following types of risk:

I. STOCK MARKET RISK

Market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Although the U.S. stock market has risen consistently in recent years, this trend is not indicative of the market's overall history.

To illustrate the volatility of the U.S. stock market, the following table shows the best, worst and average total returns for the U.S. stock market over various time periods as measured by the S&P 500 Index.

                    Average Annual U.S. Stock Market Returns
                                  (1926-1997)

                       1 year   5 years   10 years   20 years
                       ------   -------   --------   --------
BEST                    53.9%     23.9%     20.1%      16.9%
WORST                  -43.3     -12.5      -0.9        3.1

AVERAGE                 13.0      10.5      10.9       10.9

Keep in mind that the S&P 500 Index tracks mainly large-capitalization stocks. Other groupings of stocks are likely to carry different degrees of volatility. For example, small-capitalization stocks, as a group, have historically exhibited greater short-term volatility than that of the S&P 500 Index.

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. Foreign securities involve additional risk of loss due to political, economic, legal, regulatory, operational and currency conversion factors affecting investment in the securities of foreign businesses or governments.

II. BOND MARKET RISK

Bonds also experience market risk, which is primarily attributable to changes in interest rates. The general rule is that if interest rates rise, bond prices will fall. The reverse is also true: if interest rates fall, bond prices will generally rise.

A bond with a longer maturity (or a bond fund with a longer average maturity) will be more volatile than shorter term bonds. Because of their extreme short-term nature, money market instruments carry little market risk.

Bonds and bond funds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal.

U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have virtually no credit risk. Corporate bonds rated BBB or above, such as those held by the Asset Allocation Fund, are generally considered to carry minimal credit risk. Corporate bonds rated below BB are considered to have significant credit risk.

Of course, bonds with lower credit ratings generally pay a higher level of income to investors.

III. OBJECTIVE RISK

All of the Funds are subject, in varying degrees, to objective risk, which is the possibility that returns from a specific type of security in which a Fund invests (for instance, a growth stock) will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a fund with a specific objective, such as the Growth Stock Fund, you would be exposed to this risk.

IV. MANAGER RISK

Manager risk is the risk that one of the Funds' subadvisers will do a poor job of selecting securities and thus fail to meet the Fund's objectives.

As investment adviser to the Funds, VIA continually monitors the performance of the subadvisers. The Funds intend to apply for an exemptive order from the SEC that will allow VIA to change subadvisers with the approval of the Fund's Board of Directors and upon notice to shareholders.

INVESTMENT LIMITATIONS
----------------------------------------------------

Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Some of these limitations are that a Fund will not:

(a) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its assets in any one industry (except for the Money Market Fund or to the extent that the applicable benchmark for an Index Fund does not meet this standard);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The investment adviser to the Vantagepoint Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to an investment advisory agreement with the Vantagepoint Funds. VIA is a wholly-owned subsidiary of, and is controlled by, the ICMA Retirement Corporation (RC), which has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. RC's primary advisory client is the ICMA Retirement Trust, which was formed to commingle and invest the assets of the retirement plans administered by RC. VIA is a newly formed entity.

Compensation for the investment management of the Funds is asset based, i.e, it consists of an annual percentage fee calculated based on average assets under management. The fee is paid out of Fund assets. The aggregate annual fees paid to VIA and to subadvisers for advisory services are as follows:

                               Aggregate Annual
            Funds                Advisory Fee
            -----              ----------------
AGGRESSIVE OPPORTUNITIES             0.86%
INTERNATIONAL                        0.66%
GROWTH STOCK                         0.41%
GROWTH AND INCOME                    0.59%
EQUITY INCOME                        0.28%
ASSET ALLOCATION                     0.36%
U.S. TREASURY SECURITIES             0.24%
MONEY MARKET                         0.18%
OVERSEAS EQUITY INDEX                0.45%
MID/SMALL COMPANY INDEX              0.15%
BROAD MARKET INDEX                   0.13%
500 STOCK INDEX                      0.10%
CORE BOND INDEX                      0.13%

The fees charged by each subadviser can be found in the Statement of Additional Information under the heading "Investment Advisory and Other Services".

The subadvisers are retained on behalf of the Funds by VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. The responsibility for overseeing subadvisers rests with VIA's Investment Division, whose division head, Senior Vice President John Tobey, reports directly to Girard Miller, CFA, President of VIA.

Mr. Miller has over 15 years of experience in investment management, 5 years with RC. He holds a Political Economy degree from the University of Washington, a Masters in Economics from Wayne State University in Detroit, Michigan, and a Masters of Public Administration from Syracuse University, and is a Chartered Financial Analyst.

Mr. Tobey has over 20 years of experience in investment management, 8 months with RC. He holds a BS degree in Finance from San Diego State University and an MBA degree from the Stanford Graduate School of Business.

The investment program and its performance are subject to overall supervision and regular periodic review by the Funds' Board of Directors.
Further information on Fund subadvisers, including portfolio managers and fees, can be found in the Statement of Additional Information.

The Directors and Officers of the Vantagepoint Funds, together with information as to present positions and their principal business occupations during the last five years, are shown below. Directors who are deemed to be "interested persons", as defined in the Investment Company Act of 1940, are indicated by an asterisk. The mailing address for the Directors and Officers of the Funds is 777 North Capitol St., NE, Ste. 600, Washington, D.C. 20002-4240.

                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                           Principal Occupations
  Name, Address      Position               During Past 5 years
  -------------     ----------   -----------------------------------------
George Bissel       Director     Chairman of Board
Boston, MA                       Keystone Group Funds
Donna Anderson      Director     Chief Investment Officer
New York, NY                     City of New York Pensions
Robert A. Bowman    Director     President Chief Operating Officer
Westport, CT                     Director (1995-1998)
                                 Chief Financial Officer (1992-1995)
                                 ITT Corporation
N. Anthony Calhoun  Director     Deputy Executive Director and
Chevy Chase, MD                  Chief Financial Officer
                                 Pension Benefit Guaranty Assoc.
Arthur Lynch        Director     Director of Finance
Glendale, AZ                     City of Glendale, Arizona
Robin L. Wiessmann  Director*    Principal
Yardley, PA                      Artemis Capital Group, Inc.
Girard Miller       President*   President and Chief Executive Officer
Washington, DC                   ICMA Retirement Corporation
Paul Gallagher      Secretary*   General Counsel (1998-present)
Washington, DC                   ICMA Retirement Corporation;
                                 Formerly; Assistant General Counsel,
                                 The Vanguard Group
Paul Breault        Treasurer*   Chief Financial Officer (1998 to present)
Washington, DC                   ICMA Retirement Corporation
                                 Formerly; Senior Vice President and
                                 Retail Group Chief Financial Officer
                                 Fidelity Investments

* Ms. Wiessmann is considered an interested person because she is a member of the Board of Directors of the ICMA Retirement Corporation. Officers of the Funds are considered interested persons as defined in the Investment Company Act of 1940.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

(For purposes of the following discussion, unless noted otherwise, "business day" means the period(s) of time on any given day during which the New York Stock Exchange is open for business. Unless noted otherwise, "close of business" means 4:00 p.m. Eastern time on each business day or the final close of business on any business day during which trading on the New York Stock Exchange is suspended.)

SHARE ACCOUNTING FOR ALL FUNDS
----------------------------------------------------

The shares represent a dollar-weighted proportional ownership interest in each of the Funds in which you are invested. The Funds do not issue share certificates.

The price of a share is known as its net asset value ("NAV"). The daily NAV of a share is determined at the close of each business day by adding the value of all of a Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment position equals the number of shares you own multiplied by the current day's NAV.

Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment. Each Fund's share value can be found daily in the mutual fund listing of most major newspapers under the heading "Vantagepoint Funds".

VALUATION OF THE FUNDS
----------------------------------------------------

Investment securities held by the Funds are valued daily. Stocks are valued at the price in effect at the close of business of the exchange on which they are traded. Bonds are valued using pricing matrices obtained through Merrill Lynch and other commercial services.

Securities for which market quotations are not readily available are valued according to methods established by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

The underlying "master" fund for each Index Fund is valued daily by the "master" fund itself, and the "master" fund's NAV is part of the calculation of each Index Fund's NAV. Once the market value of each Index Fund is determined, it is then divided by the number of shares outstanding to arrive at that day's NAV for the Fund.

For the Money Market Fund, net asset value is calculated by valuing portfolio securities by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, rather than by reference to their value based on current market factors. This valuation method generally ignores fluctuations in the market price of the Fund's debt securities and assumes a steady increase (decrease) in value until maturity.

REINVESTMENT OF EARNINGS
----------------------------------------------------

All earnings of the Funds (interest, dividend income, and capital gains are reinvested in the Funds and used to purchase additional shares. See discussion under the heading "Taxation".

PRICING AND TIMING OF TRANSACTIONS
----------------------------------------------------

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Fund or its transfer agent receives the transaction request. For example, under normal circumstances, a transaction request received at 9:30 a.m. on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. -- at that day's closing price. If the Funds receive a transaction request in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day.

REPORTING TO INVESTORS
----------------------------------------------------

With respect to any investment reports you may receive from Vantagepoint Funds, review these reports carefully, and call the toll-free customer service line at 1-800-#### or contact the Funds on-line at **** immediately if you see any discrepancies. In order to correct a discrepancy, the Funds must be notified within 120 days of the close of the calendar quarter in which the discrepancy occurs.

PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
----------------------------------------------------

Initially, the Funds will be open for investment exclusively by (i) the ICMA Retirement Trust; (ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Sections 401 and 457, respectively, of the Internal Revenue Code of 1986, as amended); and (iii) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or otherwise close relationship to those public sector employees. The details of such eligibility criteria are set forth in the account application.

Class I shares of the Index Funds are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through the ICMA Retirement Trust containing assets of less than $40 million. Class II shares are open to (i) qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $150 million; and (ii) public sector employee benefit plans that invest indirectly in the Funds through the ICMA Retirement Trust and have qualifying assets in excess of $40 million so invested. Other plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

There are no minimum investment amounts, front-end sales charges, deferred sales charges, back-end sales or redemption charges associated with investment in the Vantagepoint Funds.

The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

PURCHASES BY EMPLOYEE
BENEFIT PLANS
----------------------------------------------------

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan's trustee or other authorized official.

Investors may submit purchase orders to the Funds as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House, although it is preferred that the Funds receive assets by wire. Investment detail must be submitted on paper forms, diskette, magnetic tape, or electronically.

Purchase orders received in good order prior to next calculation of the NAV are posted to Investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.

With respect to purchases made through the ICMA Retirement Trust, or by certain employee benefit plans and other types of omnibus accounts, other arrangements may be negotiated as to the timing and delivery of purchase instructions.

Posting of contributions to Investor accounts is contingent upon submission of purchase orders in good order to the Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable the Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the Investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the Investor.

EXCHANGES AND ALLOCATIONS
AMONG FUNDS
----------------------------------------------------

Investors may submit exchange requests daily in writing or by telephone exclusively through the VantageLine phone system at 1-800-xxx-xxxx. Remember that an exchange is a two-part transaction-a redemption of shares in one Fund and a purchase of shares in another Fund.

Exchange requests received in good order prior to close of business on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day are posted to Investor accounts at that day's closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.

Allocation of new purchase amounts among the Funds may be changed by Investors without charge or limitation.

Written confirmations are normally sent to Investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

EXCHANGES BY TELEPHONE
----------------------------------------------------

Investors may make daily exchanges through VantageLine, the Funds' automated service line or by calling 1-800-xxx-xxxx. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be tape recorded to permit verification. Written confirmations are normally sent to Investors on the business day following the day the transactions occur. Investors should verify the accuracy of information in confirmations immediately upon receipt. See "VantageLine" and "Internet Capability" for more information.

VANTAGELINE
----------------------------------------------------

The Funds maintain VantageLine, an automated service line for the benefit of Investors who have access to touch-tone telephones. You may use VantageLine to make exchanges among Funds and change your investment allocation. The phone number is 1-800-####.

VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability during these times is not guaranteed. Neither the Funds, the Funds' investment adviser nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should the VantageLine service or the "800" number become unavailable, transactions may be made by VantageLink, as described on page 20, or by express mail at the shareholders' expense (see back cover for address).

VANTAGELINK
----------------------------------------------------

The Funds maintain VantageLink, a home page on the Internet should you have access to the Internet

(the address is http://www.*******). Information available from the Internet includes account balances, investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via VantageLink. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a Personal Identification Number. Written confirmations will normally be sent on the business day after the transaction occurs. You should verify the accuracy of information in confirmations immediately upon receipt.

VantageLink is normally available 24 hours a day, seven days a week. However, service availability is not guaranteed. Like other Internet-based services, VantageLink may be subject to external transmission problems that are beyond the control of the Funds' management. Accordingly, neither the Funds, the Funds' investment adviser, nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may incur as a result of service being unavailable or delayed.

PURCHASES BY IRA INVESTORS
----------------------------------------------------

PAYROLL DEDUCTION IRAS

Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans".

NON-PAYROLL DEDUCTION IRAS

First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check. Please call the ICMA Retirement Corporation at 1-800-**** for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans".

REDEMPTIONS

Shares may be redeemed at any time, subject to certain restrictions imposed by the Internal Revenue Code on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, the ICMA Retirement Corporation should be contacted at 1-800-**** regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.

REDEEMING SHARES IN WRITING

Write a letter of instruction with:

* Name of retirement plan, if applicable

* If a non-payroll IRA, your name and address

* The Fund's name

* Your Fund account number

* The dollar amount or number of shares to be redeemed

* How assets are to be distributed (by mail or by wire)

* If funds are to be distributed by wire, wire instructions.

A signature guarantee may be required, at the Funds' discretion, for certain redemptions.

TAXATION
--------------------------------------------------------------------------------

The Vantagepoint Funds intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Normally, distributions to shareholders are taxable as income or capital gains when such income and gains are distributed to them.

However, shareholders who invest in the Funds through section 401 plans, section 457 plans or IRAs, will have earnings reinvested. If that is the case, the income is not taxable in the year in which it is earned.

YEAR 2000 COMPLIANCE
--------------------------------------------------------------------------------

Time and space saving programming decisions made by computer programmers in the 1960's have resulted in two-digit computer codes that recognize "00" as "1900", not "2000". Such computers must be reprogrammed to prevent this error and make them "Year 2000 compliant". A number of the systems employed by the Vantagepoint Funds have been developed within the past few years and are already Year 2000 compliant. However, some systems are not yet fully compliant. The Funds and VIA are working with several vendors to make changes to the systems necessary to achieve full Year 2000 compliance.

                       THIS PAGE INTENTIONALLY LEFT BLANK

Other information, including the
Statement of Additional Information
can be reviewed and copied at the
Securities and Exchange Commission's
Public Reference Room in Washington,
D.C. For information on the operation
of the public reference room, call
1-800-SEC-0330. The Securities and
Exchange Commission maintains a Web
site (http://www.sec.gov) that
contains the Statement of Additional
Information and other related
information. Copies of this
information may be obtained, upon
payment of a duplicating fee, by
writing the Public Reference Section
of the SEC, Washington, D.C.
20549-6009.

The Statement of Additional
Information is incorporated in this
prospectus by reference -- it is
legally a part of this prospectus.
Detailed information on the investment
adviser and each subadviser for the
Vantagepoint Funds may be found in
this prospectus and in the Statement
of Additional Information.

Mutual fund shares are not guaranteed
or insured by the FDIC or any other
agency of the U.S. government.

Investment Company Act file number

                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                          ______________________, 1999

The Vantagepoint Funds is a no-load, diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company, offering thirteen distinct investment portfolios (the "Funds"), each Fund having different investment objectives. This Statement of Additional Information contains additional information about the Funds.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference into, and should be read in conjunction with, the Funds' current prospectus, also dated _____________, 1999. A copy of the prospectus may be obtained by writing to the Funds or calling 1-800-****.


                                TABLE OF CONTENTS


                                                                       Page
                                                                       ----
Description of the Fund and Its Investments and Risks ........
Management of the Fund .......................................
Control Persons and Principal Holders of Securities ..........
Investment Advisory and Other Services .......................
Brokerage Allocation and Other Practices .....................
Capital Stock and Other Securities ...........................
Purchase, Redemption, and Pricing of Shares ..................
Taxation of the Fund..........................................
Calculation of Performance Data ..............................

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


                               GENERAL INFORMATION

The Vantagepoint Funds is a no-load, diversified open-end management investment company organized as a Delaware business trust. The Vantagepoint Funds are managed by Vantagepoint Investment Advisers, Inc. ("VIA"), which in turn hires and manages subadvisers who are responsible for the day-to-day management and security selections for the Funds. The Vantagepoint Funds are as follows:

                        Aggressive Opportunities Fund
                        International Fund
                        Growth Stock Fund
                        Growth and Income Fund
                        Equity Income Fund
                        Asset Allocation Fund
                        U.S. Treasury Securities Fund
                        Money Market Fund
                        Overseas Equity Index Fund
                        Mid/Small Company Index Fund
                        Broad Market Index Fund
                        500 Stock Index Fund
                        Core Bond Index Fund

The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies that is set forth in the prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of the Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this Statement of Additional Information and in the prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the prospectus may be reviewed and revised at the discretion of the Board of Directors. Each Fund's investment administration is under the supervision of VIA, which is responsible for the appointment and monitoring of subadvisers to handle the day-to-day investment of assets assigned to them.

The assets of each Fund are managed by one or more subadvisers. With the exception of the Index Funds and the Money Market Fund, subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA.

As explained in the prospectus, each Index Fund is structured as a "feeder" fund investing in a single "master" registered mutual fund which has identical investment objectives and strategy as the applicable Index Fund. With the exception of the Overseas Equity Index Fund, the investment adviser for each "master" fund in which the corresponding Index Fund invests is Barclay's Global Investors, N.A. The investment adviser for the "master" fund in which the Overseas Equity Index Fund invests is Bankers Trust.

The Money Market Fund is invested in the AIM Liquid Assets Fund, a registered money market mutual fund. The mutual fund's investment adviser is AIM Advisors. Inc.

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is either registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 or is a Bank, Insurance Company or Trust Company exempt as such from registration. Further information on each Fund's subadviser(s) may be found in this Statement of Additional Information in the description of each Fund and under the heading "Investment Advisory and Other Services".

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to its account in a manner consistent with the Fund's investment policies and guidelines and within such further investment limitations and conditions as may be established by VIA.

A formal review and appraisal of each Fund's investment objectives and performance will be conducted periodically by the Board of Directors, and any material changes in the Fund's fundamental investment objectives will be put to a vote of its shareholders.

The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities.

                               COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

Standard & Poor's 500 Stock Index -- is a well diversified list of 500 companies representing the U.S. Stock Market.

Standard & Poor's MidCap 400 Index -- is composed of 400 medium sized domestic stocks.

Standard & Poor's BARRA MidCap 400 Growth Index -- consist of the stocks of the S&P MidCap 400 Index having comparatively high price-to-book ratios.

Wilshire 5000 Equity Index -- consists of approximately 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 1100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities rated BBB or better. The securities included in the Index have a market value of over $4 trillion.

Lehman Brothers Corporate (BAA) Bond Index -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This Index includes over 1,000 issues.

Merrill Lynch 5-7 Year Treasury Index -- All U.S. Treasury Notes and Bonds with maturities greater than or equal to 5 years and less than 7 years.

Merrill Lynch 1-3 Year Treasury Index -- All U.S. Treasury Notes and Bonds with maturities greater than or equal to 1 year and less than 3 years.

Russell 3000 Index -- consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Index -- composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

                ELIGIBLE INVESTMENTS AND INVESTMENT LIMITATIONS

In addition to the securities and financial instruments described in the prospectus, the Vantagepoint Funds are authorized to invest in the types of securities and financial instruments listed below. Not all Funds will invest in all such securities and/or financial instruments.

A. CASH/CASH EQUIVALENTS: Fixed income obligations with maturity less than one year, including short term accounts managed by a custodian institution, shares of money market mutual funds, or repurchase agreements.

B. FINANCIAL FUTURES: As appropriate for the Fund. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Futures are used to adjust investment exposure, and may involve a small investment of cash relative to the magnitude of the risk assumed. Futures will not be used to obtain market leverage.

C. OTHER INVESTMENTS: Options, commodities, repurchase and reverse repurchase agreements, forward contracts, convertible securities, asset and mortgage-backed securities, strips, warrants, swap agreements, and securities for which there is no established trading market.

D. ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

-     Fund turnover.

-     Realized gains and losses.

E.    FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the prospectus. It is a fundamental policy of each Fund not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without the approval of a dollar-weighted majority of the outstanding shares (the term "majority" is used as defined in the Investment Company Act of 1940) of that Fund. A Fund may not:

1) Issue senior securities, (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation, or order of the S.E.C.; engage in short sales except as described in the prospectus;

2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (this restriction is not fundamental);

3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

4) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder and the aggregate value of all securities loaned does not exceed 331/3% of the market value of a Fund's net assets;

(5) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the prospectus (this restriction is not fundamental);

(6) Buy any securities or other property on margin (except that the Aggressive Opportunities Fund may enter into short sales as described in the prospectus, as may be needed to enter into futures and options transactions as described in the prospectus, and for such short-term credits as are necessary for the clearance of transactions), or, with the exception of the Aggressive Opportunities Fund, engage in short sales (unless by virtue of a Fund's ownership of other securities its has a right to obtain at no added cost which are equivalent in kind and amount to the securities sold) except as set forth in the prospectus (this restriction is not fundamental);

(7) Purchase or sell puts or calls, or combinations thereof except as provided in the prospectus, provided however, that a Fund may enter into commodities contracts relating to financial instruments, such as futures contracts, index contracts and options on such contracts, as well as forward currency exchange transactions and reverse repurchase agreements as set forth in the prospectus;

(8) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(9) A Fund will not invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by section 12 of the Investment Company Act of 1940 (notwithstanding this restriction, the Index Funds may enter into Master/Feeder arrangements as described in the prospectus and in this Statement of Additional Information). A Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund making such investment except that a fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental); and

10) Invest in companies for the purpose of exercising control of management.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

                          AGGRESSIVE OPPORTUNITIES FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Aggressive Opportunities Fund seeks high long-term growth by using a variety of long-term, flexible investment approaches and techniques. Dividend and interest income, if any, is secondary and incidental to the Fund's primary objective.

II.   INVESTMENT STRATEGY

      The Aggressive Opportunities Fund will incorporate complementary investment disciplines that provide exposure to a variety of portfolio management approaches, including options, futures, and the use of leverage and short selling. Each subadviser may employ one or more specific strategies and will generally concentrate in securities reflecting these strategies. The Aggressive Opportunities Fund will be more diversified than each individual subadviser's portfolio.

                                     SUBADVISERS

      The Fund has multiple subadvisers:

      First Pacific Advisers (Los Angeles, California), for whom Robert Rodriguez serves as the Fund's portfolio manager. Mr. Rodriguez has 27 years of investment management experience, 15 years with First Pacific Advisers.

      Massachusetts Financial Services (MFS) (Boston, Massachusetts), for whom Brian Stack serves as the Fund's portfolio manager. Mr. Stack has 15 years of investment management experience, 5 years with MFS.

      TCW Funds Management, Inc. (Los Angeles, California), for whom Douglas Foreman serves as the Fund's portfolio manager. Mr. Foreman has 9 years of investment experience, 4 years with TCW.

III.  INVESTMENT CHARACTERISTICS

      The Aggressive Opportunities Fund may have investment characteristics which differ from the general U.S. equity market as measured by the Russell 2000 Index. Because of the broad mandate given subadvisers in the Aggressive Opportunities

      Fund, investment characteristics may be expected to vary widely. However, the beta of the Fund will frequently be higher than the Russell 2000 Index.


                           ELIGIBLE INVESTMENT LIMITS

                                       MINIMUM    NORMAL RANGE     MAXIMUM
                                       -------    ------------     -------
             Equity securities           50%         80-100%         100%
             Cash and cash
             equivalents                  0%           0-25%          50%
             Fixed income
             securities
                  except derivatives      0%            0-5%          25%
             Convertible securities       0%           5-15%          25%



                               INTERNATIONAL FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The International Fund seeks long-term growth of capital by investing at least 65% of its total assets in securities of companies whose principal place of business is located in countries other than the United States. The Fund will invest primarily in equity securities, however, debt securities of foreign governments and private issuers are permitted. The Fund may invest in securities payable in any currency and may hold foreign currency.

II.   INVESTMENT STRATEGY

      The Fund will select subadvisers that represent a variety of investment approaches investing in countries and companies located primarily outside the United States. Subadvisers may specialize in a specific, defined investment style, such as growth or value. Further, a subadviser may have a particular geographic bias as represented by EAFE (Europe, Australia, Far East), emerging markets, Pacific Rim or Latin America. The International Fund will seek diversification by investment approach, type of security and by the foreign markets in which subadvisers invest. The majority of the Fund's investments will be in issuers in the EAFE markets. As global markets evolve, it should be expected that the Fund's allocations among countries may change.

      Investment philosophies incorporated in the International Fund may include "top-down" approaches which focus on macro-economic and political events. Judgment, quantitative models and purchasing power parity models are among the factors that may be used to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. The Fund subadvisers may also use "bottom-up" strategies which emphasize company and industry dynamics. The future prospects of growth in earnings per share, security valuation and dividend considerations of companies will be among the investment criteria of those subadvisers. Investments may include companies in larger established countries and companies as well as companies in smaller emerging markets. The Fund's performance may be significantly affected by changes in foreign currency exchange rates.

                                     SUBADVISERS

      The Fund has multiple subadvisers:

      Templeton Global Advisers, LTD. Inc. (Nassau, Bahamas), for whom Howard Leonard, CFA, serves as the Fund's portfolio manager. Mr. Leonard has 9 years of investment management experience, all of them with Templeton.

      Rowe Price-Fleming International, Inc. (Baltimore, Maryland), has an Investment Advisory Group that has day-to day responsibility for managing the portfolio and executing the Fund's investment program.

III.  INVESTMENT CHARACTERISTICS

      The International Fund will have investment characteristics which differ significantly from investments in the United States equity market. It is expected that the Fund will exhibit more volatility than a fund invested primarily in United States issues. Increased volatility will result from fluctuations in currencies, political and economic events and factors, as well as, both worldwide and country specific, as well as issue specific, considerations.

      It is expected that the International Fund will exhibit return patterns and volatility characteristics similar to those of the EAFE Index. To the extent that emerging markets are included in the Fund, volatility will increase based on the proportion of the Fund allocation to emerging markets.

                                           RELATIVE TO EAFE
                CHARACTERISTIC                  INDEX

          Capitalization                    Lower/Similar
          Standard Deviation                    Lower

                           ELIGIBLE INVESTMENT LIMITS

                                     MINIMUM    NORMAL RANGE    MAXIMUM
                                     -------    ------------    -------
             Equity securities          50%        80-100%        100%
             Cash and cash
             equivalents                 0%          0-20%         50%
             Fixed income
             securities                  0%          0-10%         25%


                                GROWTH STOCK FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Growth Stock Fund seeks long-term growth of capital by investing primarily in common stocks with above-average potential for growth in corporate earnings. Dividend income is incidental to the Fund's overall objective.

II.   INVESTMENT STRATEGY

      Growth Stock Fund is designed to incorporate complementary investment disciplines that provide exposure to a wide variety of portfolio management approaches. Each subadviser may employ one or more specific growth strategies and will generally concentrate in securities reflecting those strategies. However, the Fund in the aggregate will remain diversified.

      Investment strategies employed by the subadvisers included in the Growth Stock Fund may focus on past patterns of earnings as well as future prospects for growth in corporate earnings per share. For example, earnings growth may result from changes in a company's management, an industry trend, a cyclical recovery, unit growth, new products and product expansion. Investments may include securities of large established growth companies, medium size firms, and smaller emerging growth companies.

                                   SUBADVISERS

      The Fund has multiple subadvisers:

      Cadence Capital Management (Boston, Massachusetts), for whom William B. Bannick serves as the Fund's portfolio manager. Mr. Bannick has 14 years of investment management experience, 6 years with Cadence.

      William Blair & Company, LLC (Chicago, Illinois), for whom Robert C. Lanphier, IV serves as the Fund's portfolio manager. Mr. Lanphier has 11 years of investment management experience, all of them with William Blair.

      Neuberger & Berman, LLC (New York, New York), for whom Jennifer K. Silver, CFA, serves as the Fund's portfolio manager. Ms. Silver has 17 years of investment management experience, 1 year with Neuberger & Berman.

      Barclays Global Fund Advisers (San Francisco, California) uses an index approach to managing the Fund's assets.

      Fidelity Management Trust Company (Boston, Massachusetts), which manages two separate accounts for the Fund. The portfolio manager for the Small Company Growth account is Kennedy P. Richardson, who has 20 years of investment management experience, 13 years with Fidelity. The portfolio manager for the Aggressive Equity account is Neal Miller, who has 15 years of investment management experience, 10 years with Fidelity.

III.  INVESTMENT CHARACTERISTICS

      The Growth Stock Fund may have investment characteristics which differ from the general market, as measured by the Standard & Poor's 500 Index. For the total Fund, these would include, but are not limited to:

      CHARACTERISTIC PERFORMANCE RELATIVE TO S&P 500 INDEX

            Capitalization                            Lower
            Dividend Yield                            Lower
            Historical 5 year EPS Growth              Higher
            Price to Earnings Ratio                   Higher
            Standard Deviation                        Higher

      The Fund shall be managed to limit the concentration in the securities of any one issuer through guidelines established by VIA.


                           ELIGIBLE INVESTMENT LIMITS

                                       MINIMUM     RANGE     MAXIMUM
                                       -------     -----     -------
             Equity securities            0%      0-100%       100%
             Cash and cash
             equivalents                  0%       0-25%       100%
             Fixed income securities
                except derivatives        0%       5-15%        25%

             Convertible securities       0%       5-15%        25%






                             GROWTH AND INCOME FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Growth and Income Fund seeks long-term capital appreciation and current income by investing primarily in common stocks. The Fund may also invest in other equity securities including, but not limited to, convertible securities. The goal is to provide a high total return from underlying security positions that will offer price appreciation because of undervaluation, earnings growth, or both with a focus on those which may also provide current dividend income.


II.   INVESTMENT STRATEGY

      The Fund shall have subadvisers that represent a variety of portfolio management approaches and investment disciplines. These investment approaches will be combined in a complementary manner in an attempt to achieve effectively the investment objective of the Fund.

      Investment strategies employed by the subadvisers may involve:

      - a focus on past patterns as well as future prospects for growth in corporate earnings per share;

      - an emphasis on securities that pay current dividends and offer potential earnings growth;

      - debt and equity securities which may not currently pay dividends, but offer prospects for capital appreciation or future income;

      - production of long-term capital growth by investing in securities that the subadviser believes to be undervalued at the time of purchase where the production of income in a secondary objective;

      -the ability to emphasize a growth or income-oriented strategy opportunistically.

                                          SUBADVISERS

      The Fund has multiple subadvisers:

      Putnam Investments, for whom Manuel Weiss Herrero serves as the Fund's portfolio manager. He has 11 years of investment experience, all of them with Putnam.

      Capital Guardian, for whom Bryan Jacoboski serves as the Fund's portfolio manager. Mr. Jacoboski has 17 years of investment management experience, 4 years with Capital Guardian.

III.  INVESTMENT CHARACTERISTICS

      The Growth and Income Fund may have investment characteristics which differ from the general market as measured by the Standard & Poor's 500 Index. For the total Fund, these would include, but are not limited to:

      CHARACTERISTIC          RELATIVE TO S&P 500

      Capitalization            Somewhat Lower
      Dividend Yield                Similar
      Hist. 5 year EPS Growth       Similar
      Price to Earnings Ratio       Similar
      Standard Deviation            Similar


                               EQUITY INCOME FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Equity Income Fund seeks long-term growth of capital by investing primarily in common stocks, and the Fund may also invest in convertible securities. The goal is to provide a high level of current income from underlying security positions that will also offer price appreciation because of undervaluation, earnings growth, or both.


II.   INVESTMENT STRATEGY

      The Equity Income Fund will incorporate complementary investment disciplines that provide exposure to a variety of portfolio management approaches. Each subadviser may employ one or more specific strategies each of which have in common the objective of obtaining yield. The Fund will tend to be concentrated in higher yielding industries including, for example, utilities, energy, financial, and cyclical companies. In addition it is likely, because of the Fund's income requirement, that large capitalization companies will dominate. The Equity Income Fund will be more diversified than each individual subadviser's portfolio.

                                     SUBADVISERS

      The Fund has multiple subadvisers:

      Crawford Investment Counsel (Atlanta, Georgia), for whom John H. Crawford III serves as the Fund's portfolio manager. Mr. Crawford has 26 years of experience in investment management, 18 years with Crawford.

      Newell & Associates (Palo Alto, California), for whom Roger D. Newell serves as the Fund's portfolio manager. Mr. Newell has 30 years of investment management experience, 12 years with Newell.

III.  INVESTMENT CHARACTERISTICS

      The Equity Income Fund may have investment characteristics which differ from the general market, as measured by the Standard & Poor's 500 Index. For the total Fund, these would include, but are not limited to:

      CHARACTERISTIC PERFORMANCE RELATIVE TO S&P 500 INDEX

      Beta                                      Lower
      Capitalization                            Somewhat Lower
      Dividend Yield                            Higher
      Historical 5 year EPS Growth              Lower
      Price to Earnings Ratio                   Lower
      Standard Deviation                        Lower

                              ELIGIBLE INVESTMENT LIMITS

                                       MINIMUM    NORMAL RANGE     MAXIMUM
                                       -------    ------------     -------
             Equity securities           50%         60-100%         100%
             Cash and cash
             equivalents                  0%           0-25%          50%
             Convertible securities       0%           0-30%          40%

                              ASSET ALLOCATION FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Asset Allocation Fund seeks to maximize total return relative to risk by varying the asset class exposure to a portfolio invested in common stocks, bonds and money market instruments.

II.   INVESTMENT STRATEGY

      The Asset Allocation Fund will integrate the activities of its managers to create a framework in which overall exposure to stocks, bonds and cash as separate asset classes will be varied in response to criteria including:

               -   long term expected returns
               -   historical valuation levels, earnings per share, and
               - monetary, economic and other relationships that can be quantified and measured over a long period of time.

      Subadvisers attempt to add value by taking advantage of the changes in relative value and risk among asset classes. Allocation among asset classes may change dramatically over time. Allocation among asset classes is often implemented by using futures contracts. Management of assets within asset classes may be active or passive.

                                     SUBADVISERS

      The Fund has multiple subadvisers:

      AVATAR Associates (New York, New York), for whom Edward S. Babbitt serves as the Fund's portfolio manager. Mr. Babbitt has 28 years of investment experience, 18 years with AVATAR.

      Mellon Capital Management (San Francisco, California), for whom Thomas
      B. Hazuka serves as the Fund's portfolio manager. Mr. Hazuka has 12 years of investment experience, all of them with Mellon.

      Wilshire Asset Management (Santa Monica, California), for whom Thomas D. Stevens serves as the Fund's portfolio manager. Mr. Stevens has 18 years of investment management experience, all of them with Wilshire.

      [Subadviser to be determined] will manage the Fund's cash portfolio.

III.  INVESTMENT CHARACTERISTICS

      The investment characteristics of the Fund will depend on the subadvisers' asset allocation strategy. Such strategy is intended to maximize risk-adjusted return.

                           ELIGIBLE INVESTMENT LIMITS

                                      MINIMUM    NORMAL RANGE   MAXIMUM
                                      -------    ------------   -------
             Equity securities           0%         40%-85%       100%
             Cash and cash
             equivalents                 0%          0%-50%       100%
             Fixed income
             securities                  0%          0%-50%        50%



                          U.S. TREASURY SECURITIES FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The U.S. Treasury Securities Fund seeks to provide current income and capital appreciation consistent with an objective of preservation of principal by investing primarily in intermediate-term debt securities.

II.   INVESTMENT STRATEGY

      The U.S. Treasury Securities Fund is invested primarily in intermediate-term U.S. Treasury Securities. In addition, the Fund may invest up to 35% in U.S. Government agency pass-through mortgage securities. The Fund may also invest in Treasury note and bond futures to adjust duration exposure to take advantage of interest rate movements and yield curve opportunities. The combination of securities and futures maintains fixed income exposure comparable to that of a fully invested portfolio position.

                                     SUBADVISERS

      The Fund's subadviser is Seix Investment Advisers, Inc. (Woodcliff Lake, New Jersey), for whom John Talty serves as the Fund's portfolio manager. Mr. Talty has 17 years of investment management experience, over 5 years with Seix.

III.  INVESTMENT CHARACTERISTICS

      The duration of the U.S. Treasury Securities Fund is managed so that it will not exceed more than 1.25 times that of the Merrill Lynch 5-7 Year Treasury Index at any time.

      The U.S. Treasury Securities Fund may have some investment characteristics which differ from the Merrill Lynch 5-7 Year Treasury Index primarily due to the allowance for mortgage pass-through securities.

                          SECTOR DIVERSIFICATION LIMITS

                                               MINIMUM   NORMAL RANGE    MAXIMUM
                                               -------   ------------    -------
             Cash and Cash Equivalents             0%       5%- 15%       100%
             U.S. Treasury Securities (over
             one year)                            40%       50%-80%       100%
             Mortgage Pass-throughs                0%       10%-35%        35%

IV.   REVERSE REPURCHASE TRANSACTIONS

      Assets of the U.S. Treasury Securities Fund may be transferred under reverse repurchase agreements (including dollar roll transactions involving mortgage securities) on terms established by VIA. Cash associated with such transactions may be invested only in short term liquid investment grade instruments.


                                MONEY MARKET FUND


                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Money Market Fund seeks to obtain the maximum current income, while maintaining a constant net asset value of $1.00 per share, consistent with preservation of capital and liquidity, that is available through investments in specified money market instruments

II.   INVESTMENT STRATEGY

      The Fund seeks to obtain its investment objective by investing in a registered money market mutual fund, the AIM Liquid Assets Fund, which in turn invests in specified money market instruments. The Fund's average maturity is less than 90 days. Eligible money market instruments include:

      (1) Negotiable certificates of deposit and bankers' acceptances of U.S. banks having total assets in excess of $1 billion;

      (2) Commercial paper (including variable amount master demand notes) rated A-1 by Standard & Poor's or Prime-1 by Moody's Investor Service, Inc. or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated at Aa or better by Moody's or AA or better by Standard & Poor's;

      (3) Short-term corporate obligations rated Aa or better by Moody's or AA or better by Standard & Poor's;

      (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in interest rates and dates of issue;

      (5) U.S. Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies;

      (6) Securities listed above which are subject to repurchase agreements.

                                     SUBADVISERS

      The Fund invests in the AIM Liquid Assets Fund, a registered money market mutual fund, whose investment adviser is AIM Advisors, Inc.


III.  INVESTMENT CHARACTERISTICS

      The Money Market Fund is invested in the AIM Liquid Assets Fund, whose underlying portfolio is invested in accordance with the requirements of Rule 2a-7 of the Investment Company Act of 1940 regarding portfolio maturity, quality and diversification. No portfolio instrument will have a remaining maturity of greater than 397 days, and the Fund's dollar-weighted average maturity will be less than 90 days.

IV.   REVERSE REPURCHASE TRANSACTIONS

      Assets of the Money Market Fund may be transferred under reverse repurchase agreements (including dollar roll transactions involving mortgage securities) on terms established by VIA. Cash associated with such transactions may be invested only in short term liquid investment grade instruments.

                                 THE INDEX FUNDS
                                 ---------------


Each Index Fund is structured as a "feeder" fund which invests in a registered "master" fund. The "master" fund invests in securities in accordance with investment objectives, policies, and limitations that are identical to those of the applicable Index Fund.

With the exception of the Overseas Equity Index Fund, the subadviser for each Index Fund is Barclay's Global Fund Advisers, which focuses at the "master" fund level on quantitative, structured and passive management. The subadviser for the Overseas Equity Index Fund is Bankers Trust.

The Index Funds employ "passive" management techniques, meaning that each Fund tries to match, as closely as possible, the performance of its benchmark index. Because it would be very expensive to buy and sell all of the stocks (or bonds, as the case may be) in the target index, the Mid / Small Company, the Broad Market, and the Core Bond Index Funds use a "sampling" technique. Using computer programs, each of these Funds selects securities that will recreate its benchmark index in terms of factors such as industry, size, and other characteristics. Although such sampling techniques have been very accurate historically, there is a risk the subadviser could make an error, causing a Fund to fail to track the indesx as closely as projected.

                           OVERSEAS EQUITY INDEX FUND

                        STATEMENT OF INVESTMENT POLICIES


      I.    GENERAL DESCRIPTION AND GOALS

            The Overseas Equity Index Fund seeks long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The goal is to provide a portfolio that will approximate, before fees, the investment characteristics and performance of the Morgan Stanley Capital International Europe Australia and Far East (EAFE) Index.

      II.   INVESTMENT STRATEGY

            The Overseas Equity Index Fund will employ a passive management strategy to structure a portfolio that will approximate investment holdings, characteristics, and investment returns of the EAFE Index of common stocks of companies domiciled outside the United States.

      The Fund will maintain equity exposure for cash balances by purchasing appropriate futures contracts to gain exposure to the components of the Index. Futures contracts will not be used for the purpose of obtaining leverage.

III.  INVESTMENT CHARACTERISTICS

      The Overseas Equity Index Fund should have portfolio characteristics similar to the EAFE Index.

                           ELIGIBLE INVESTMENT LIMITS

      The Overseas Equity Index Fund will be, through its "master" fund, fully invested at all times in a combination of equity securities, equity index futures contracts and small amounts of cash not covered by futures contracts.


                         MID / SMALL COMPANY INDEX FUND

                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Mid / Small Company Index Fund seeks long-term growth of capital by investing primarily in common stocks. The goal is to provide a portfolio that will approximate the investment characteristics and performance of the Wilshire 4500 index.

II.   INVESTMENT STRATEGY

      The Mid / Small Company Index Fund will employ a passive management strategy to structure a portfolio that will approximate investment holdings, characteristics, and investment returns (before fees) of the Wilshire 4500 Index of common stocks.

      The Fund will maintain equity exposure for cash balances by purchasing S&P 500 and S&P 400 Index futures contracts. Futures contracts will not be used for the purpose of obtaining leverage.

III.  INVESTMENT CHARACTERISTICS

      The Mid / Small Company Index Fund should have portfolio characteristics similar to the Wilshire 4500 Index.

                           ELIGIBLE INVESTMENT LIMITS

      The Mid / Small Company Index Fund, through its "master" fund, will be fully invested at all times in a combination of equity securities and equity index futures contracts and small amounts of cash not covered by futures contracts.


                             BROAD MARKET INDEX FUND


                        STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The Broad Market Index Fund seeks long-term growth of capital by investing primarily in common stocks. The goal is to provide a portfolio that will approximate the investment characteristics and performance of the Wilshire 5000 Index.

II.   INVESTMENT STRATEGY

      The Broad Market Index Fund will employ a passive management strategy to structure a portfolio that will approximate investment holdings, characteristics, and investment returns of the Wilshire 5000 Index of common stocks.

      The Fund will maintain equity exposure for cash balances by purchasing S&P 500 and S&P 400 Index futures contracts. Futures contracts will not be used for the purpose of obtaining leverage.

IV.   INVESTMENT CHARACTERISTICS

      The Broad Market Index Fund should have portfolio characteristics similar to the Wilshire 5000 Index.

                           ELIGIBLE INVESTMENT LIMITS

      The Broad Market Index Fund, through its "master" fund, will be fully invested at all times in a combination of equity securities, equity index futures contracts and small amounts of cash not covered by futures contracts.

                              500 STOCK INDEX FUND

                              STATEMENT OF INVESTMENT POLICIES


I.    GENERAL DESCRIPTION AND GOALS

      The 500 Stock Index Fund seeks long-term growth of capital by investing primarily in common stocks. The goal is to provide a portfolio that will approximate the investment characteristics and performance of the Standard and Poor's 500 Index.

II.   INVESTMENT STRATEGY

      The 500 Stock Index Fund employs a passive management strategy to structure a portfolio that will approximate investment holdings, characteristics, and investment returns of the Standard & Poor's 500 Index of common stocks.

      The Fund will maintain equity exposure for cash balances by purchasing S&P 500 Index futures contracts. Futures contracts will not be used for the purpose of obtaining leverage.

III.  INVESTMENT CHARACTERISTICS

      The 500 Stock Index Fund should have portfolio characteristics similar to the Standard and Poor's 500 Index.

                           ELIGIBLE INVESTMENT LIMITS

      The 500 Stock Index Fund, through its "master" fund, will be fully invested at all times in a combination of equity securities and equity index futures contracts and small amounts of cash not covered by futures contracts.


                              CORE BOND INDEX FUND

                        STATEMENT OF INVESTMENT POLICIES

I.    GENERAL DESCRIPTION AND GOALS

      The Core Bond Index Fund seeks to provide current income and capital appreciation consistent with the return of the broadly defined U.S. fixed income market. The goal is to provide a portfolio that will approximate the investment characteristics and performance of the Lehman Brothers Aggregate Bond Index.

II.   INVESTMENT STRATEGY

      The Core Bond Index Fund will employ a passive management strategy to structure a portfolio that will approximate investment holdings, characteristics, and investment returns of the Lehman Brothers Aggregate Bond Index of fixed income securities.

      The Fund may maintain fixed income exposure for cash balances by purchasing U. S. Treasury Bond and Note financial futures contracts. Futures contracts will not be used for the purpose of obtaining leverage.

III.  INVESTMENT CHARACTERISTICS

      The Core Bond Fund should have portfolio characteristics similar to the Lehman Brothers Aggregate Bond Index.

                           ELIGIBLE INVESTMENT LIMITS

      The Core Bond Index Fund, through its "master" fund, will be fully invested at all times in a combination of fixed-income securities, bond index futures contracts and small amounts of cash not covered by futures contracts.


MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is governed by a 7-member Board of Directors, one of whom is an "interested" director as that term is defined in the Investment Company Act of 1940. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for the overall supervision of the operations of the Vantagepoint Funds and evaluation of the performance of its investment adviser.

VIA employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of VIA's net expenses which are allocated among the Funds under procedures approved by the Funds' Board of Directors. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The Officers of the Vantagepoint Funds are also officers and employees of VIA. The Officers of the Funds manage its day-to-day operations and are responsible to the Funds' Board of Directors.

The Vantagepoint Funds adheres to a Code of Ethics established pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase and sale of securities by persons associated with the Funds, including officers and employees of VIA.

The names of the Directors and Officers of the Funds and their principal occupations over the last 5 years may be found in the prospectus under the heading "Management of the Fund".

                                  COMPENSATION
                                  ------------

Directors and Officers of the Funds do not receive salaries, retirement benefits, deferred compensation or any other form of compensation from the Vantagepoint Funds. Directors are reimbursed for expenses incurred in the exercise of their duties. As of the date of this Statement of Additional Information, Directors and Officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Initially, the principal shareholder in the Vantagepoint Funds will be the ICMA Retirement Trust (the "RT"), a District of Columbia common law trust. The RT was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The RT will own a majority of the outstanding shares of the Funds upon registration.

The RT will seek instructions from its investors (the plan sponsors of the public sector retirement plans invested in the RT) in advance of exercising RT's voting rights as a shareholder in the Funds. The RT will vote in accordance with the wishes of the majority of the retirement plans providing such instructions.

INVESTMENT ADVISORY AND OTHER SERVICES

The adviser to Vantagepoint Funds, VIA, as a wholly-owned subsidiary, is controlled by the ICMA Retirement Corporation ("RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is the RT. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983.

RC is governed by a 10-member Board of Directors approved by the Executive Committee of the International City/County Management Association, the organization that founded RC. RC is a non-stock corporation.

VIA is a Delaware corporation, and is registered as an investment adviser with the Securities and Exchange Commission.

VIA provides investment advisory services to each of the Vantagepoint Funds pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreement, the Vantagepoint Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                                Advisory fee
                                                ------------

All Funds except the Index Funds                0.10%

Index Funds                                     0.05%

VIA or its broker-dealer affiliate, ICMA-RC Services, Inc., provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, Inc. ("VTA"), also provides certain administrative shareholder support services (such as telephone representatives) for the Vantagepoint Funds related to the retirement plans investing in the Funds. VIA or VTA, as the case may be, also provides Fund administration services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders.

VIA, ICMA-RC Services Inc. or VTA receives asset-based compensation for these administrative services on an annual basis as follows:

                        Fee for                   Fee for
                        Investor Services         Fund Services
                        -----------------         -------------

All Funds except
the Index Funds         0.25%                     0.10%

Index Funds
Class I                 0.20%                     0.10%
-------
Class II                0.05%                     0.05%
--------

The advisory fee, the fee for Investor services, and the fee for Fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The day-to-day management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division, headed by Senior Vice President John Tobey, reporting directly to Girard Miller, CFA , President of VIA. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management.

Aggressive Opportunities Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

First Pacific Advisers                                0.80%
Massachusetts Financial Services                      0.75%
TCW Funds Management Inc.                             0.73%

International Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Templeton Global Advisers, Ltd                        0.55%
Rowe Price-Fleming, International, Inc.               0.57%

Growth Stock Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Cadence Capital Management                            0. 24%
William Blair & Company, LLC                          0. 49%
Neuberger & Berman, LLC                               0. 45%
Barclays Global Investors, N.A.                       0. 03%
Fidelity Management Trust Company
    (Small Company Growth account)                    0. 49%
    (Aggressive Equity account)                       0. 45%

Growth and Income Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Capital Guardian                                      0.50%
Putnam Investments                                    0.47%

Equity Income Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Crawford Investment Counsel                           0.16%
Newell Associates                                     0.20%

Asset Allocation Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

AVATAR Associates                                     0.23 %
Mellon Capital Management                             0.27 %
Wilshire Asset Management                             0.02%

U.S. Treasury Securities Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Seix Investment Advisers, Inc.                        0.14%

Money Market Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

AIM Advisors, Inc.                                    0. 08%

Overseas Equity Index Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Bankers Trust                                         0. 40%

Mid/Small Company Index Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Barclays Global Investors, N.A.                       0.10%

Broad Market Index Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Barclays Global Investors, N.A.                       0. 08%

500 Stock Index Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Barclays Global Investors, N.A.                       0.05 %


Core Bond Index Fund

                                                Annual
Subadviser                                      Subadvisory Fee
----------                                      ---------------

Barclays Global Investors, N.A.                       0.08 %

Information on the advisory services provided by each subadviser for each Fund can be found in the prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks".

PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the Growth Stock Fund, the Growth and Income Fund, and the Equity Income Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and used to reduce the operating expenses of those Funds.

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund.

The agreements direct the subadvisers to use best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds.

In placing Fund transactions, each subadviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission cost and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

One or more of the subadvisers may aggregate sale and purchase orders from the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which one or more of the Funds' custodians is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities. Lending fees received in the Vantagepoint Funds account are used to reduce overall custodial expenses in the Funds from which the loaned securities originated.

CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, the Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through the ICMA Retirement Trust containing assets of less than $40 million. Class II shares are open (i) to qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $150 million and (ii) public sector employee benefit plans that invest indirectly in the Funds through the ICMA Retirement Trust and have qualifying assets in excess of $40 million so invested. Other plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

PURCHASES AND REDEMPTIONS

Purchases
---------

Reference is made to the prospectus under the heading "Shareholder Information".

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

Redemptions
-----------

Reference is made to the prospectus under the heading "Shareholder Information". The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed or trading on the exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Certain redemption requests must include a signature guarantee
--------------------------------------------------------------

A signature guarantee is designed to protect you against fraud. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*     The account registration has changed within the past 30 days;
* The check is being mailed to an address other than the one listed on the account (record address);
*     The check is being made payable to someone other than the account owner;
* The redemption proceeds are being transferred to an account with a different registration;
*     Proceeds are to be wired to a bank account that was not pre-designated;

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the income and capital gains of the Trust to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Funds level, which would reduce Fund returns correspondingly.

CALCULATION OF PERFORMANCE DATA

As newly registered funds, the Vantagepoint Funds have no performance history. However, the Vantagepoint Funds are patterned on, have the same investment objectives, and are operated in subtantially the same fashion, as certain funds offered through the ICMA Retirement Trust, an unregistered commingled fund which holds and invests the assets of public sector retirement plans. Most of the portfolio securities of each Vantagepoint Fund were transferred in-kind from the corresponding fund of the ICMA Retirement Trust. The underlying portfolio of each fund of the ICMA Retirement Trust currently consists solely of the shares of the corresponding Vantagepoint Fund in which it invests.

The performance shown below is the performance an investor would have received had the funds of the ICMA Retirement Trust charged the same asset-based fees and expenses as the Vantagepoint Funds. Those fees and expenses are set forth below under the heading "Vantagepoint Funds Fee Table".

The ICMA Retirement Trust's index funds offered a single class of shares. The ICMA Retirement Trust did not offer a money market fund or a growth and income fund, and performance is not shown. Prior to June 1, 1997, the the ICMA Retirement Trust's Core Bond Index fund was not indexed. Figures shown will be updated to most recent quarter-end prior to effectiveness.

Please note that the performance depicted is hypothetical. Actual performance of the Vantagepoint Funds may vary from that shown.

                                                Since
Fund                    1 yr        5 yr        10 yr       Inception
----                    ----        ----        ---         ---------

Aggressive
  Opportunities         *%
International           *%
Growth Stock            *%          *%          *%          *%
Equity Income           *%
Asset Allocation        *%          *%          *%
U.S. Treasury
   Securities           *%          *%
Overseas Equity Index   *%
Mid/Small Company       *%
Broad Market Index      *%          *%
500 Stock Index         *%
Core Bond Index         *%          *%          *%

Advertisements which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages may not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

VANTAGEPOINT FUNDS FEE TABLE

Annual Fund Operating Expenses

                  Advisory    Subadviser  Other             Total
Funds             Fee         Expense     Expenses+         Expenses
-----             ---         -------     ---------         --------

Aggressive
   Opportunities  0.10%       0.76%       0.40%             1.26%
International     0.10%       0.56%       0.54%             1.20%
Growth Stock      0.10%       0.31%       0.39%             0.80%
Equity Income     0.10%       0.18%       0.38%             0.66%
Asset Allocation  0.10%       0.26%       0.39%             0.75%
U.S. Treasury
  Securities      0.10%       0.14%       0.40%             0.64%
Overseas Equity
  Index
Class I           0.05%       0.40%/\     0.36%             0.81%
-------
Class II          0.05%       0.40%/\     0.16%             0.61%
--------
Mid/Small Co.
  Index
Class I           0.05%       0.10%/\     0.36%             0.51%
-------
Class II          0.05%       0.10%/\     0.16%             0.31%
--------
Broad Market
  Index
Class I           0.05%       0.08%/\     0.32%             0.45%
-------
Class II          0.05%       0.08%/\     0.12%             0.25%
--------
500 Stock Index
Class I           0.05%       0.05%/\     0.35%             0.45%
-------
Class II          0.05%       0.05%/\     0.15%             0.25%
--------
Core Bond Index
Class I           0.05%       0.08%/\     0.32%             0.45%
-------
Class II          0.05%       0.08%/\     0.12%             0.25%
--------

+ Amounts shown are based on estimated amounts for the current fiscal year, and include the Investor services fee, the Fund services fee, and Fund operating expenses.

/\ Includes subadviser fees and other expenses incurred at the "master" fund level as a result of the Index Funds being "feeder" funds investing in "master" funds managed by the subadviser.

                     LEGAL COUNSEL & INDEPENDENT AUDITORS.

     Morgan, Lewis & Bockius, Washington, D.C. serves as legal counsel to The Vantagepoint Funds. PricewaterhouseCoopers, LLP, Baltimore, MD, serves as independent auditors.

PART C:  OTHER INFORMATION

EXHIBITS

(a) Agreement and Declaration of Trust *
(b) By-laws*
(c) Not applicable
(d) Advisory Contract with VIA.*
    Form of Advisory Contract with Subadvisers*
(e) Not applicable
(f) Not applicable
(g) Custodial Contracts*
(h) Not applicable
(i) Legal opinion*
(j) Not applicable
(k) Not applicable
(l) Not applicable
(m) Not applicable
(n) Not applicable
(o) Rule 18f-3 plan*

* To be filed by amendment

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Reference is made to the discussion regarding the ICMA Retirement Trust under the heading "Control Persons and Principal Holders of Securities".

INDEMNIFICATION

Reference is made to Article VII, sections 3 and 4 of Registrant's Agreement and Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

VIA, the investment adviser for the Funds, is wholly owned by the ICMA Retirement Corporation, which is itself a registered investment adviser. The ICMA Retirement Corporation also provides plan administration services to public sector Section 401 qualified retirement plans and public sector Section 457 deferred compensation plans. Girard Miller is President, Chief Executive Officer and an ex-officio member of the Board of Directors of the ICMA Retirement Corporation. Mr. Miller is president of the Fund's principal investment adviser, VIA. Mr. Miller also serves as President of the ICMA Retirement Trust, a principal shareholder in the Vantagepoint Funds. Mr. Miller serves as President, Chief Executive Officer, and Supervisory Principal of ICMA-RC Services, Inc., a wholly-owned broker-dealer subsidiary of the ICMA Retirement Corporation.

Robin L. Wiessmann is a member of the Board of Directors of the ICMA Retirement Corporation.

LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documentation required by section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained in the physical possession of Registrant, the Registrant's transfer agent, VTA, which has a place of business at 777 North Capitol Street, NE, Ste. 600, Washington, DC 20002, and the Registrant's custodian(s).

MANAGEMENT SERVICES

Reference is made to the discussion in this Statement of Additional Information regarding the ICMA Retirement Corporation, ICMA-RC Services, Inc., and Vantagpoint Transfer Agents, Inc., under the heading "Investment Advisory and Other Services."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of
Washington, DC, on the 3rd day of August, .... (Year)



                                                ..............................
                                                The Vantagepoint Funds


                                                By:  PAUL F. GALLAGHER
                                                     Secretary & Director
                                                     ...........................
                                                     (Signature and Title)

  Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

By: (Paul F. Gallagher)*
     Joan McCallen             Director               August 3, 1998
 .............................................................................
(Signature)                   (Title)                 (Date)

By: (Paul F. Gallagher)*
     W. Michael Schaefer       Director               August 3, 1998
 .............................................................................
(Signature)                   (Title)                 (Date)


* As Attorney-in-Fact, pursuant to Power-of-Attorney dated July 31, 1998.